SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2012

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive

San Diego, CA 92111

(Address of Principal Executive Offices)

(858) 882-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2012, Walter Z. Berger informed Leap Wireless International, Inc. (the “Company”) that he would be resigning as the Company’s Executive Vice President and Chief Financial Officer to take another employment opportunity. Mr. Berger’s resignation will be effective shortly following the Company’s filing of its annual report on Form 10-K for the year ended December 31, 2011 with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: January 26, 2012	By	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel